UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

_________________

Date of Report (Date of earliest event reported): May 23, 2013

InspireMD, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35731	26-2123838
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Menorat Hamaor St
Tel Aviv, Israel	67448
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 972-3-691-7691

____________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

Attached hereto as Exhibit 99.1 is a PowerPoint presentation that InspireMD, Inc. (the “Company”) will present on May 23, 2013 at EuroPCR, the official annual meeting of the European Association for Percutaneous Cardiovascular Interventions, at the Palais Des Congrès in Paris.

The information furnished in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

On May 23, 2013, the Company issued a press release announcing six-month results from the MASTER (MGuard for Acute ST Elevation Reperfusion) trial of its MGuard™ Embolic Protection Stent. The results will be presented on May 23, 2013 at EuroPCR. The results will also be presented through a conference call and webcast on the same date.

A copy of the press release is attached hereto as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
99.1	EuroPCR Presentation

99.2	Press Release dated May 23, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InspireMD, Inc.

Date: May 23, 2013	By:	/s/ Craig Shore
Name: Craig Shore
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	EuroPCR Presentation

99.2	Press Release dated May 23, 2013